UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road

North Billerica, Massachusetts 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On June 19, 2020 (the “Closing Date”), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of February 20, 2020 (the “Merger Agreement”), by and among Lantheus Holdings, Inc., a Delaware corporation (“Lantheus Holdings”), Plato Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Lantheus Holdings, and Progenics Pharmaceuticals, Inc., a Delaware corporation (“Progenics”), Lantheus Holdings completed the previously announced acquisition of Progenics, by means of a merger of Merger Sub with and into Progenics, with Progenics surviving such merger as a wholly owned subsidiary of Lantheus Holdings (the “Merger”).

Item 1.01 Entry into a Material Definitive Agreement

On June 19, 2020, as contemplated by the Merger Agreement, Lantheus Holdings entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with Computershare, Inc., a Delaware corporation, and its wholly owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company, collectively, as rights agent. Each contingent value right (a “CVR”) issued thereunder entitles its holder to receive his, her or its pro rata share of aggregate cash payments equal to 40% of U.S. net sales generated by PyLTM (18F-DCFPyL), Progenics’ prostate-specific membrane antigen targeted imaging agent designed to visualize prostate cancer currently in late stage clinical development, in calendar years 2022 and 2023 in excess of $100 million and $150 million, respectively, subject to and in accordance with the terms of the CVR Agreement, including the aggregate payment cap specified therein.

The description of the CVR Agreement contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the CVR Agreement, a copy of which is filed hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in the “Explanatory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

In accordance with the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Progenics common stock, par value $0.0013 per share, issued and outstanding immediately prior to the Effective Time (other than shares of Progenics common stock owned by Lantheus Holdings, Progenics or any of their wholly-owned subsidiaries) was automatically cancelled and converted into the right to receive (1) 0.31 (the “Exchange Ratio”) of a share of Lantheus Holdings common stock, par value $0.01 per share, and (2) one CVR (collectively, the “Merger Consideration”). No fractional shares of Lantheus Holdings common stock have been or will be issued in the Merger, and Progenics’ former stockholders have received or will receive cash in lieu of any fractional shares of Lantheus Holdings common stock.

In addition, in accordance with the Merger Agreement, at the Effective Time, each Progenics stock option with a per share exercise price that does not exceed $4.42 (an “in-the-money Progenics stock option”) became entitled to receive in exchange for each such in-the money Progenics stock option (1) an option to purchase Lantheus Holdings common stock (each, a “Lantheus Holdings Stock Option”) converted based on the Exchange Ratio and (2) a vested or unvested CVR depending on whether the underlying in-the-money Progenics stock option was vested at the Effective Time. Each Progenics stock option with a per share exercise price that does exceed $4.42 (an “out-of-the-money Progenics stock option”) became entitled to receive Lantheus Holdings Stock Options converted on an exchange ratio determined based on the average of the volume weighted average price per share of common stock of Progenics and Lantheus Holdings prior to the Effective Time, which exchange ratio was 0.31.

Lantheus Holdings expects to issue up to 26,844,957 shares of Lantheus Holdings common stock and 86,630,634 CVRs to former Progenics stockholders in connection with the Merger. Lantheus Holdings also expects to assume up to 34,000 in-the-money Progenics stock options and 6,507,342 out-of-the-money Progenics stock options, each to be converted into Lantheus Holdings Stock Options at the exchange ratios noted above.

The shares of Lantheus Holdings common stock issued in connection with the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Lantheus Holdings’ registration statement on Form S-4 (File No. 333-234627), declared effective by the Securities and Exchange Commission (the “SEC”) on March 18, 2020. The joint proxy statement/prospectus, filed with the SEC pursuant to Rule 424(b)(3) under the Securities Act on March 19, 2020, and the supplement to the joint proxy statement/prospectus, filed with the SEC pursuant to Rule 424(b)(3) under the Securities Act on May 14, 2020, contain additional information about the Merger.

The description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Lantheus Holdings’ Current Report on Form 8-K filed on February 20, 2020 and is incorporated herein by reference.

The information set forth in the “Explanatory Note” and Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Directors

In accordance with the Merger Agreement, effective immediately upon the Effective Time, each of Mr. Ken Pucel and Dr. Derace Schaffer resigned from the board of directors of Lantheus Holdings (the “Lantheus Holdings Board”) and any respective committee of the Lantheus Holdings Board of which he was a member. The resignations were not the result of any disagreements with Lantheus Holdings relating to Lantheus Holdings’ operations, policies or practices.

(d) Appointment of Directors

In accordance with the Merger Agreement, effective immediately upon the Effective Time, Dr. Gérard Ber and Mr. Heinz Mäusli were appointed to the Lantheus Holdings Board as directors. Dr. Ber was appointed as a Class I Director and Mr. Mäusli was appointed as a Class II Director.

The Lantheus Holdings Board determined that Dr. Ber and Mr. Mäusli each qualify as independent directors pursuant to the rules of the NASDAQ Stock Market.

Dr. Ber served on the board of directors of Progenics until the Effective Time. He brings over 30 years of experience in molecular nuclear medicines, specifically including product development, production and commercialization of diagnostics and therapeutic products for several indications in various diseases. Dr. Ber was also the Co-Founder and former Chief Operating Officer of Advanced Accelerator Applications S.A. until its acquisition by Novartis AG. He is also a member of the board of Y-mAbs Therapeutics, Inc.

Mr. Mäusli served on the board of directors of Progenics until the Effective Time. He brings more than 15 years of experience in the molecular nuclear medicine industry, as well as significant management and executive experience. Mr. Mäusli is the former Chief Financial Officer of Advanced Accelerator Applications S.A., previously serving on its board and also on the executive team that managed its integration into Novartis AG after helping it grow into a global leader within its field. He previously worked as a management consultant for a number of strategy projects in both Europe and the United States for Accenture and Gemini Consulting, as well as independently. He is also a member of the board of Inventiva SA.

Dr. Ber and Mr. Mäusli will each enter into a customary indemnification agreement with Lantheus Holdings and Lantheus Medical Imaging, Inc., a Delaware corporation and wholly-owned subsidiary of Lantheus Holdings. Each will receive compensation for his services on the Board in accordance with Lantheus Holdings’ non-employee director compensation practices described in Lantheus Holdings’ 2020 annual proxy statement filed with the SEC on March 12, 2020.

In connection with the new composition of the Lantheus Holdings Board and as a matter of good corporate governance, the Board determined it was in the best interest of Lantheus Holdings to (i) refresh membership of its committees, (ii) dissolve the Finance and Strategy Committee and return the delegated authority of that committee to the full Lantheus Holdings Board, and (iii) establish a science and technology committee that will be generally responsible for assisting the Lantheus Holdings Board’s oversight of research and development activities.

The refreshed membership of the committees is shown in the table below:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Science and Technology Committee
Brian Markison				Member
Dr. Gérard Ber				Member
Sam Leno	Chair		Member
Heinz Mäusli	Member	Member
Julie McHugh		Chair
Gary Pruden	Member	Member
Dr. Fred Robertson	Member		Chair
Dr. Jim Thrall			Member	Chair

The information set forth in the “Explanatory Note” and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 8.01 Other Events

On June 22, 2020, Lantheus Holdings and Progenics issued a joint press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of Progenics and its subsidiaries as of December 31, 2019 and 2018 and the related consolidated statements of operations, comprehensive (loss) income, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2019 and the related notes are included as Exhibit 99.2 hereto and incorporated by reference in this Item 9.01(a).

The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young, LLP, dated March 13, 2020, relating to the consolidated financial statements of Progenics is incorporated by reference as Exhibit 99.3 hereto and is incorporated by reference in this Item 9.01(a).

The unaudited condensed consolidated balance sheets of Progenics as of March 31, 2020 and December 31, 2019, the condensed consolidated statements of operations for the three months ended March 31, 2020 and 2019, the condensed consolidated statements of comprehensive loss for the three months ended March 31, 2020 and 2019, the condensed consolidated statements of stockholders’ equity for the three months ended March 31, 2020 and 2019, the condensed consolidated statements of cash flows for the three months ended March 31, 2020 and 2019 and the related notes are included as Exhibit 99.4 hereto and incorporated by reference in this Item 9.01(a).

(b) Pro Forma Financial Information

Lantheus Holdings’ unaudited pro forma condensed combined financial statements and explanatory notes for the year ended December 31 2019 and as of and for the three months ended March 31, 2020 are included as Exhibit 99.5 hereto and incorporated by reference in this Item 9.01(b).

(d) The following exhibits are included with this report:

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of February 20, 2020, among Lantheus Holdings, Inc., Plato Merger Sub, Inc. and Progenics Pharmaceuticals, Inc. (incorporated by reference to Exhibit 2.1 to the Lantheus Holdings, Inc. Current Report on Form 8-K filed on February 20, 2020).*

10.1	Contingent Value Rights Agreement, dated as of June 19, 2020, by and between Lantheus Holdings, Inc. and Computershare Trust Company, N.A., as rights agent.

23.1	Consent of Ernst & Young LLP Independent Registered Public Accounting Firm of Progenics Pharmaceuticals, Inc.

99.1	Joint Press Release, dated June 22, 2020

99.2	Audited consolidated balance sheets of Progenics Pharmaceuticals, Inc. as of December 31, 2019 and 2018 and the related consolidated statements of comprehensive income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2019 (incorporated by reference to Progenics Pharmaceuticals, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019 filed by Progenics Pharmaceuticals, Inc. with the SEC on March 13, 2020).

99.3	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young, LLP, dated March 13, 2020, relating to the consolidated financial statements of Progenics Pharmaceuticals, Inc. (incorporated by reference to Part II, Item 8 of Progenics Pharmaceuticals, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019 filed by Progenics Pharmaceuticals, Inc. with the SEC on March 13, 2020).

99.4	Unaudited condensed consolidated balance sheets of Progenics Pharmaceuticals, Inc. as of March 31, 2020 and December 31, 2019, the condensed consolidated statements of operations for the three months ended March 31, 2020 and 2019, the condensed consolidated statements of comprehensive loss for the three months ended March 31, 2020 and 2019, the condensed consolidated statements of stockholders’ equity for the three months ended March 31, 2020 and 2019, the condensed consolidated statements of cash flows for the three months ended March 31, 2020 and 2019 and the related notes (incorporated by reference to Part I, Item 1 of Progenics Pharmaceuticals, Inc.’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 filed by Progenics Pharmaceuticals, Inc. with the SEC on May 7, 2020).

99.5	Unaudited pro forma condensed combined financial information and explanatory notes for the year ended December 31, 2019 and as of and for the three months ended March 31, 2020 (incorporated by reference to the Joint Proxy Statement/Prospectus Supplement filed pursuant to Rule 424(b)(3) by Lantheus Holdings, Inc. on May 14, 2020).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Senior Vice President and General Counsel

Date: June 22, 2020